OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                       	      Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2007 through September 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Value Fund
Annual Report | September 30, 2008

Ticker Symbols:
Class A   PIOTX
Class B   PBOTX
Class C   PCOTX
Class Y   PVFYX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         25
Notes to Financial Statements                                33
Report of Independent Registered Public Accounting Firm      41
Approval of Investment Advisory Agreement                    44
Trustees, Officers and Service Providers                     48


                               Pioneer Value Fund | Annual Report | 9/30/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Value Fund | Annual Report | 9/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Value Fund | Annual Report | 9/30/08    3

Portfolio Management Discussion | 9/30/08

In the following discussion, Rod Wright, lead portfolio manager of Pioneer Value Fund, reviews recent market events and describes the factors that affected Pioneer Value Fund's performance during the annual reporting period ended September 30, 2008. Mr. Wright assumed the management duties of the Fund on April 30, 2008.

Q How did the U.S. stock market and Pioneer Value Fund perform during the 12 months ended September 30, 2008?

A U.S. equities finished the 12-month period ended September 30 deeply in the red, reflecting the unprecedented nature of the financial turmoil that characterized the latter half of the period.

     When the Fund's fiscal year began on October 1, 2007, the housing and subprime mortgage crisis was already several months old. Still, the consensus view at the time was that the difficulties would largely stay confined to the financial sector rather than spreading to the broader economy. The result was that while stock prices were generally volatile throughout the first half of the reporting period, by the middle of May 2008, the major U.S. indices stood only modestly off their highs of 2007.

     As the summer of 2008 progressed, however, a stream of negative news events began to weigh heavily on market performance. Investors had to contend with the government bailouts of Fannie Mae and Freddie Mac, the failures of Lehman Brothers and Washington Mutual, the rescue of Merrill Lynch by Bank of America, and the $85 billion emergency loan to AIG by the U.S. government. This chain of events had two important effects. First, it led investors to begin anticipating a recession and a concurrent downturn in corporate profits. Second, it sparked a wave of forced selling by hedge funds and other highly leveraged investors. With these bearish factors as the backdrop, stocks plunged in early summer, paused for approximately two months, and then collapsed in September as the 12-month reporting period was drawing to a close. On the second-to-last day of the period, the Dow Jones Industrial Average registered a 778-point drop -- one of the worst one-day declines in the 112-year history of the index.

     In this environment, the Russell 1000 Value Index (the Russell Index), the Fund's benchmark, returned -23.56% during the 12-month period ended September 30, 2008, while Class A shares of Pioneer Value Fund underperformed the Russell Index by a wide margin, returning -30.75% at net asset value over the same period. The Fund's return also trailed the -23.80% average return of the 569 funds in its Lipper peer group, Large-Cap Value Funds, over the same 12-month period.


4    Pioneer Value Fund | Annual Report | 9/30/08

Q What are your comments regarding the Fund's underperformance over the 12-month period ended September 30, 2008?

A Pioneer is extremely disappointed with the Fund's return during the past year. Still, we believe it is important to note that since we took over the management duties of the Fund on April 30 of this year, its return has been in line with the Russell Index, as the changes we made to the portfolio helped arrest the heavy underperformance the Fund experienced in the first seven months of the period. We discuss the changes we have made to the portfolio in greater detail in the pages that follow.

     Looking at the Fund's results in the first half of the 12-month period, prior to the portfolio management change, the primary reason why the Fund lagged the Russell Index was its underperformance in the health care sector. Positions in the large-cap pharmaceutical stocks Schering-Plough, Merck, and Bristol-Myers Squibb all plunged during the first half of the reporting period, costing the Fund over three percentage points of performance against the Russell Index. That drop represented more than 40% of the overall 7.19% shortfall versus the benchmark for the entire annual reporting period. The Fund continues to hold reduced positions in all three stocks in its portfolio, based on our belief that the companies represent attractive values at their lower levels.

     The financial sector also proved to be an area of difficulty for the Fund in the first half of the reporting period and prior to April 30th. Most notably, holdings in Washington Mutual (WaMu) and First Marblehead both plummeted amid concerns about the viability of the two companies. We sold both positions upon taking over management of the Fund, which enabled it to avoid the negative impact of WaMu's eventual bankruptcy.

Q What changes have you made to the Fund since taking over its management on April 30, 2008?

A Our primary objective has been to halt the underperformance of the Fund by taking three steps: first, by cutting its exposure to many of its underperforming positions (such as WaMu); second, by adding higher-quality holdings to improve the overall strength of the portfolio; and third, by increasing diversification to reduce risk.

     Our efforts to diversify the Fund's portfolio are based on our belief that the highly concentrated nature of the Fund's investments was a key factor in its underperformance during the first half of the reporting period. During the first half of the reporting period, the Fund held fewer than 40 individual positions on average. This meant that one or two stock "blow-ups" could hurt the entire portfolio. We therefore altered the Fund's portfolio to make it more broad based, bringing its total number of holdings to 84 by the end of September 2008. At the same time, we took steps to reduce the Fund's


                               Pioneer Value Fund | Annual Report | 9/30/08    5
     risk relative to the Russell Index. While the Fund continues to emphasize and de-emphasize certain sectors, we are also making an effort to avoid putting too much of the Fund's assets into any one area of the market.

     Our new purchases for the Fund, meanwhile, have been stocks of companies with strong balance sheets, stable earnings power, high profit margins, and attractive valuations. Included in this group are Cardinal Health, Waste Management, Microsoft, Apache, and Applied Materials. Not all of the Fund's holdings have been winners, of course: we also invested the Fund in some stocks that have underperformed, such as the refining company Valero Energy. However, the fact that the Fund has performed in line with the Russell Index since April 30, 2008, indicates that we were largely successful in our objective of stabilizing its performance.

Q    Do you have any closing thoughts for investors?

A We continue to hold a cautious outlook on U.S. equities due to the unprecedented nature of the financial crisis. Nevertheless, our core belief is that a focus on identifying the most reasonably valued, fundamentally sound stocks in the market should lead to outperformance in both up and down markets. We therefore believe that our conservative approach for the Fund will prove well suited not only to the difficult environment of the present, but also to the inevitable recovery.

Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer Value Fund | Annual Report | 9/30/08

Note to Shareowners: Aaron Clark, the former lead portfolio manager of Pioneer Value Fund, resigned from Pioneer Investments effective May 1, 2008. Mr. Clark had been portfolio manager of the Pioneer Value Fund since May 2006.

Rod Wright, strategy director of Pioneer's large-and mid-value equity team, assumed portfolio management responsibilities. Mr. Wright had been assisting Mr. Clark. Brad Galko supports Mr. Wright as a portfolio manager of Pioneer Value Fund. The investment objective for the Fund remains the same, and Mr. Wright, Mr. Galko and the U.S. value team continue to be supported by Pioneer's global equity research team.


                               Pioneer Value Fund | Annual Report | 9/30/08    7

Portfolio Summary | 9/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                         89.3%
Temporary Cash Investments                                                  9.7%
Depositary Receipts for International Stocks                                1.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 22.5%
Energy                                                                     16.1%
Health Care                                                                11.8%
Industrials                                                                10.7%
Consumer Staples                                                           10.0%
Information Technology                                                      7.4%
Consumer Discretionary                                                      7.2%
Telecommunication Services                                                  5.4%
Utilities                                                                   5.0%
Materials                                                                   3.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


 1.    Unum Group                                                          4.94%
 2.    Chevron Corp.                                                       4.84
 3.    J.P. Morgan Chase & Co.                                             4.03
 4.    General Electric Co.                                                3.55
 5.    Verizon Communications, Inc.                                        3.42
 6.    Johnson & Johnson                                                   2.41
 7.    Apache Corp.                                                        2.37
 8.    Bank of America Corp.                                               2.27
 9.    Exxon Mobil Corp.                                                   2.25
10.    AT&T Corp.                                                          2.00

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Value Fund | Annual Report | 9/30/08

Prices and Distributions | 9/30/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                            9/30/08                          9/30/07
       A                              $ 11.44                          $ 18.28
--------------------------------------------------------------------------------
       B                              $ 10.47                          $ 16.87
--------------------------------------------------------------------------------
       C                              $ 10.43                          $ 16.84
--------------------------------------------------------------------------------
       Y                              $ 11.54                          $ 18.42
--------------------------------------------------------------------------------

Distributions per Share: 10/1/07-9/30/08
--------------------------------------------------------------------------------

                     Net Investment            Short-Term            Long-Term
     Class               Income               Capital Gains        Capital Gains
       A                $ 0.2548                $ 0.3474              $ 1.0272
--------------------------------------------------------------------------------
       B                $ 0.0955                $ 0.3474              $ 1.0272
--------------------------------------------------------------------------------
       C                $ 0.1289                $ 0.3474              $ 1.0272
--------------------------------------------------------------------------------
       Y                $ 0.3038                $ 0.3474              $ 1.0272
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.


                               Pioneer Value Fund | Annual Report | 9/30/08    9

Performance Update | 9/30/08                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                             Net Asset       Public Offering
Period                                       Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                      3.56%           2.94%
5 Years                                       3.18            1.96
1 Year                                      -30.75          -34.75
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              0.92%           0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                                 Russell
                Pioneer           1000
                 Value            Value
                 Fund             Index
9/98             9,425           10,000
                10,542           11,872
9/00            12,260           12,930
                11,172           11,778
9/02             9,297            9,782
                11,430           12,165
9/04            13,377           14,661
                15,224           17,108
9/06            16,426           19,609
                19,300           22,442
9/08            13,365           17,156


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Value Fund | Annual Report | 9/30/08

Performance Update | 9/30/08                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                             If              If
Period                                       Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                      2.39%           2.39%
5 Years                                       2.09            2.09
1 Year                                      -31.54          -34.02
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              2.05%           2.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                                 Russell
                Pioneer           1000
                 Value            Value
                 Fund             Index
9/98            10,000           10,000
                11,063           11,872
9/00            12,701           12,930
                11,451           11,778
9/02             9,427            9,782
                11,417           12,165
9/04            13,239           14,661
                14,914           17,108
9/06            15,919           19,609
                18,494           22,442
9/08            12,661           17,156


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/08    11

Performance Update | 9/30/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                             If              If
Period                                       Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                      2.39%           2.39%
5 Years                                       2.06            2.06
1 Year                                      -31.49          -31.49
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              1.98%           1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                                 Russell
                Pioneer           1000
                 Value            Value
                 Fund             Index
9/98            10,000           10,000
                11,066           11,872
9/00            12,708           12,930
                11,440           11,778
9/02             9,405            9,782
                11,437           12,165
9/04            13,227           14,661
                14,895           17,108
9/06            15,890           19,609
                18,481           22,442
9/08            12,661           17,156


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Value Fund | Annual Report | 9/30/08

Performance Update | 9/30/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                             If              If
Period                                       Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                      3.73%           3.73%
5 Years                                       3.53            3.53
1 Year                                      -30.50          -30.50
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                             Gross           Net
--------------------------------------------------------------------------------
                                              0.54%           0.54%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                                 Russell
                Pioneer           1000
                 Value            Value
                 Fund             Index
9/98            10,000           10,000
                11,187           11,872
9/00            13,009           12,930
                11,855           11,778
9/02             9,865            9,782
                12,129           12,165
9/04            14,203           14,661
                16,248           17,108
9/06            17,599           19,609
                20,753           22,442
9/08            14,423           17,156


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception (8/11/04) would have been higher. Class Y shares are not subject to sales charges and are available to limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Value Fund | Annual Report | 9/30/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from April 1, 2008 through September 30, 2008.

Share Class                  A                B                C                Y
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 4/1/08
-------------------------------------------------------------------------------------
Ending Account          $   882.73       $   876.91       $   877.21       $   883.55
Value on 9/30/08
-------------------------------------------------------------------------------------
Expenses Paid           $     4.42       $     9.57       $     8.96       $     2.50
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 2.04%, 1.91% and 0.53% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


14    Pioneer Value Fund | Annual Report | 9/30/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2008 through September 30, 2008.


Share Class                  A                B                C                Y
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 4/1/08
-------------------------------------------------------------------------------------
Ending Account          $ 1,020.30       $ 1,014.80       $ 1,015.45       $ 1,022.35
Value on 9/30/08
-------------------------------------------------------------------------------------
Expenses Paid           $     4.75       $    10.28       $     9.62       $     2.68
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 2.04%, 1.91%, and 0.53%, for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


                              Pioneer Value Fund | Annual Report | 9/30/08    15

Schedule of Investments | 9/30/08


Shares                                                                 Value
                COMMON STOCKS -- 97.4%
                ENERGY -- 15.7%
                Integrated Oil & Gas -- 8.8%
1,266,125       Chevron Corp.                                          $   104,429,990
  352,200       ConocoPhillips                                              25,798,650
  626,300       Exxon Mobil Corp.                                           48,638,458
  416,900       USX-Marathon Group, Inc.                                    16,621,803
                                                                       ---------------
                                                                       $   195,488,901
--------------------------------------------------------------------------------------
                Oil & Gas Equipment & Services -- 1.0%
  883,400       Weatherford International, Inc.*(b)                    $    22,208,676
--------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 4.2%
  491,100       Apache Corp.                                           $    51,211,908
  352,100       Devon Energy Corp.                                          32,111,520
  200,058       XTO Energy, Inc.                                             9,306,698
                                                                       ---------------
                                                                       $    92,630,126
--------------------------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 0.4%
  300,000       Valero Energy Corp.                                    $     9,090,000
--------------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 1.3%
2,229,500       El Paso Corp. (b)                                      $    28,448,420
                                                                       ---------------
                Total Energy                                           $   347,866,123
--------------------------------------------------------------------------------------
                MATERIALS -- 3.8%
                Aluminum -- 0.3%
  300,000       Alcoa, Inc. (b)                                        $     6,774,000
--------------------------------------------------------------------------------------
                Diversified Chemical -- 1.5%
1,000,000       Dow Chemical Co.                                       $    31,780,000
--------------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.9%
  166,700       Freeport-McMoRan Copper & Gold, Inc. (Class B) (b)     $     9,476,895
  370,000       Teck Cominco, Ltd. (Class B) (b)                            10,774,400
                                                                       ---------------
                                                                       $    20,251,295
--------------------------------------------------------------------------------------
                Gold -- 1.1%
  304,400       Agnico Eagle Mines, Ltd.                               $    16,763,308
  192,466       Newmont Mining Corp. (b)                                     7,459,982
                                                                       ---------------
                                                                       $    24,223,290
                                                                       ---------------
                Total Materials                                        $    83,028,585
--------------------------------------------------------------------------------------
                CAPITAL GOODS -- 8.5%
                Aerospace & Defense -- 2.9%
  550,000       Northrop Grumman Corp.*                                $    33,297,000
  497,800       United Technologies Corp.                                   29,897,868
                                                                       ---------------
                                                                       $    63,194,868
--------------------------------------------------------------------------------------
                Electrical Component & Equipment -- 0.3%
  175,000       Rockwell International Corp.                           $     6,534,500
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Value Fund | Annual Report | 9/30/08

Shares                                                   Value
                Industrial Conglomerates -- 5.3%
   600,000      3M Co.                                   $    40,986,000
 3,000,000      General Electric Co.                          76,500,000
                                                         ---------------
                                                         $   117,486,000
                                                         ---------------
                Total Capital Goods                      $   187,215,368
------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.1%
                Environmental & Facilities Services -- 1.1%
   791,100      Waste Management, Inc.*(b)               $    24,911,739
                                                         ---------------
                Total Commercial Services & Supplies     $    24,911,739
------------------------------------------------------------------------
                TRANSPORTATION -- 0.8%
                Railroads -- 0.8%
   264,803      Norfolk Southern Corp.                   $    17,532,607
                                                         ---------------
                Total Transportation                     $    17,532,607
------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 0.8%
                Auto Parts & Equipment -- 0.8%
   594,300      Johnson Controls, Inc.                   $    18,025,119
                                                         ---------------
                Total Automobiles & Components           $    18,025,119
------------------------------------------------------------------------
                MEDIA -- 3.7%
                Broadcasting -- 0.8%
 1,255,000      CBS Corp. (Class B) (b)                  $    18,297,900
------------------------------------------------------------------------
                Movies & Entertainment -- 2.9%
 1,200,000      The Walt Disney Co. (b)                  $    36,828,000
 1,069,100      Viacom, Inc. (Class B)*                       26,556,444
                                                         ---------------
                                                         $    63,384,444
                                                         ---------------
                Total Media                              $    81,682,344
------------------------------------------------------------------------
                RETAILING -- 2.5%
                Apparel Retail -- 1.3%
   165,500      Abercrombie & Fitch Co. (b)              $     6,528,975
 1,200,000      Gap, Inc. (b)                                 21,336,000
                                                         ---------------
                                                         $    27,864,975
------------------------------------------------------------------------
                Department Stores -- 0.5%
   349,700      J.C. Penney Co., Inc.                    $    11,658,998
------------------------------------------------------------------------
                Home Improvement Retail -- 0.7%
   600,000      Home Depot, Inc.                         $    15,534,000
                                                         ---------------
                Total Retailing                          $    55,057,973
------------------------------------------------------------------------
                FOOD & DRUG RETAILING -- 3.0%
                Drug Retail -- 0.6%
   401,000      CVS Corp.                                $    13,497,660
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    17

Shares                                                     Value
                Food Retail -- 1.1%
   680,770      Kroger Co.                                 $    18,707,560
   224,400      Safeway, Inc.                                    5,322,768
                                                           ---------------
                                                           $    24,030,328
--------------------------------------------------------------------------
                Hypermarkets & Supercenters -- 1.3%
   466,600      Wal-Mart Stores, Inc. (b)                  $    27,944,674
                                                           ---------------
                Total Food & Drug Retailing                $    65,472,662
--------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 6.8%
                Packaged Foods & Meats -- 2.0%
   376,838      General Mills, Inc.                        $    25,896,307
   536,400      Kraft Foods, Inc.                               17,567,100
                                                           ---------------
                                                           $    43,463,407
--------------------------------------------------------------------------
                Soft Drinks -- 1.1%
   475,000      Coca-Cola Co.                              $    25,118,000
--------------------------------------------------------------------------
                Tobacco -- 3.7%
 1,458,336      Altria Group, Inc.                         $    28,933,386
   343,800      Lorillard, Inc.                                 24,461,370
   600,000      Phillip Morris International, Inc.              28,860,000
                                                           ---------------
                                                           $    82,254,756
                                                           ---------------
                Total Food, Beverage & Tobacco             $   150,836,163
--------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                Health Care Distributors -- 0.3%
   110,400      Cardinal Health, Inc.                      $     5,440,512
--------------------------------------------------------------------------
                Health Care Equipment -- 2.0%
   600,700      Medtronic, Inc.                            $    30,095,070
   234,600      Zimmer Holdings, Inc.*                          15,145,776
                                                           ---------------
                                                           $    45,240,846
--------------------------------------------------------------------------
                Managed Health Care -- 2.1%
   457,600      Aetna, Inc.                                $    16,523,936
   477,800      CIGNA Corp.*                                    16,235,644
   301,100      Wellpoint, Inc.*                                14,082,447
                                                           ---------------
                                                           $    46,842,027
                                                           ---------------
                Total Health Care Equipment & Services     $    97,523,385
--------------------------------------------------------------------------
                PHARMACEUTICALS & BIOTECHNOLOGY -- 7.1%
                Biotechnology -- 1.2%
   445,800      Amgen, Inc.*                               $    26,422,566
--------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.8%
   330,800      Thermo Fisher Scientific, Inc.*            $    18,194,000
--------------------------------------------------------------------------
                Pharmaceuticals -- 5.1%
 1,000,000      Bristol-Myers Squibb Co.                   $    20,850,000
   749,576      Johnson & Johnson                               51,930,625

The accompanying notes are an integral part of these financial statements.

18    Pioneer Value Fund | Annual Report | 9/30/08

Shares                                                    Value
                Pharmaceuticals -- (continued)
   750,000      Merck & Co., Inc.                         $    23,670,000
   863,300      Schering-Plough Corp.                          15,945,151
                                                          ---------------
                                                          $   112,395,776
                                                          ---------------
                Total Pharmaceuticals & Biotechnology     $   157,012,342
-------------------------------------------------------------------------
                BANKS -- 4.0%
                Diversified Banks -- 0.7%
   400,000      Wells Fargo & Co. (b)                     $    15,012,000
-------------------------------------------------------------------------
                Regional Banks -- 2.7%
   423,000      PNC Bank Corp. (b)                        $    31,598,100
   323,900      SunTrust Banks, Inc. (b)                       14,572,261
   350,000      Zions Bancorporation (b)                       13,545,000
                                                          ---------------
                                                          $    59,715,361
-------------------------------------------------------------------------
                Thrifts & Mortgage Finance -- 0.6%
   861,000      New York Community Bancorp, Inc. (b)      $    14,438,970
                                                          ---------------
                Total Banks                               $    89,166,331
-------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 11.1%
                Asset Management & Custody Banks -- 3.9%
   330,700      Franklin Resources, Inc.                  $    29,144,591
 1,448,966      Invesco, Ltd.                                  30,399,307
   500,000      Legg Mason, Inc. (b)                           19,030,000
   250,000      The Bank of New York Mellon Corp.               8,145,000
                                                          ---------------
                                                          $    86,718,898
-------------------------------------------------------------------------
                Diversified Financial Services -- 6.1%
 1,400,000      Bank of America Corp. (b)                 $    49,000,000
 1,859,364      J.P. Morgan Chase & Co.                        86,832,299
                                                          ---------------
                                                          $   135,832,299
-------------------------------------------------------------------------
                Specialized Finance -- 1.1%
    65,800      CME Group, Inc. (b)                       $    24,445,358
                                                          ---------------
                Total Diversified Financials              $   246,996,555
-------------------------------------------------------------------------
                INSURANCE -- 6.7%
                Life & Health Insurance -- 5.3%
   270,100      Lincoln National Corp.                    $    11,562,981
 4,250,000      Unum Group (b)                                106,675,000
                                                          ---------------
                                                          $   118,237,981
-------------------------------------------------------------------------
                Property & Casualty Insurance -- 1.4%
   559,800      Chubb Corp.                               $    30,733,020
                                                          ---------------
                Total Insurance                           $   148,971,001
-------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 1.2%
                Systems Software -- 1.2%
   982,700      Microsoft Corp.                           $    26,228,263
                                                          ---------------
                Total Software & Services                 $    26,228,263
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    19

Shares                                                    Value
                TECHNOLOGY HARDWARE & EQUIPMENT -- 4.2%
                Communications Equipment -- 1.5%
   727,200      Corning, Inc.                             $    11,373,408
 1,245,000      Nokia Corp. (A.D.R.) (b)                       23,219,250
                                                          ---------------
                                                          $    34,592,658
-------------------------------------------------------------------------
                Computer Hardware -- 2.7%
 1,000,000      Dell, Inc.*                               $    16,480,000
   531,915      Hewlett-Packard Co.                            24,595,750
   155,200      IBM Corp.*                                     18,152,192
                                                          ---------------
                                                          $    59,227,942
                                                          ---------------
                Total Technology Hardware & Equipment     $    93,820,600
-------------------------------------------------------------------------
                SEMICONDUCTORS -- 1.8%
                Semiconductor Equipment -- 1.0%
 1,515,000      Applied Materials, Inc.                   $    22,921,950
-------------------------------------------------------------------------
                Semiconductors -- 0.8%
   926,800      Intel Corp.                               $    17,358,964
                                                          ---------------
                Total Semiconductors                      $    40,280,914
-------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 5.3%
                Integrated Telecommunication Services -- 5.3%
 1,542,900      AT&T Corp.                                $    43,077,767
 2,300,000      Verizon Communications, Inc.                   73,807,000
                                                          ---------------
                                                          $   116,884,767
                                                          ---------------
                Total Telecommunication Services          $   116,884,767
-------------------------------------------------------------------------
                UTILITIES -- 4.9%
                Electric Utilities -- 1.7%
   486,900      Edison International LLC                  $    19,427,310
   272,700      Firstenergy Corp.                              18,268,173
                                                          ---------------
                                                          $    37,695,483
-------------------------------------------------------------------------
                Gas Utilities -- 0.6%
   308,200      Questar Corp.                             $    12,611,544
-------------------------------------------------------------------------
                Independent Power Producer & Energy Traders -- 0.5%
   451,000      NRG Energy, Inc.*(b)                      $    11,162,250
-------------------------------------------------------------------------
                Multi-Utilities -- 2.1%
   543,300      Public Service Enterprise Group, Inc.     $    17,814,807
   584,200      Sempra Energy (b)                              29,484,574
                                                          ---------------
                                                          $    47,299,381
                                                          ---------------
                Total Utilities                           $   108,768,658
-------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $2,280,735,852)                     $ 2,157,281,499
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Value Fund | Annual Report | 9/30/08

Principal
Amount                                                                           Value
                   TEMPORARY CASH INVESTMENTS -- 10.5%
                   Repurchase Agreement -- 1.3%
  $  5,975,000     Bank of America, 0.5%, dated 9/30/08, repurchase price of
                   $5,975,000 plus accrued interest on 10/1/08 collateralized by the following:
                      $2,816,894 U.S. Treasury Bill, 0.0%, 1/15/09
                      $3,123,619 U.S. Treasury Note, 3.875%, 5/15/10             $     5,975,000
     5,975,000     Bank of America, 1.80%, dated 9/30/08, repurchase price
                   of $5,975,000 plus accrued interest on 10/1/08
                   collateralized by
                      $6,608,569 Freddie Mac Giant, 5.5%, 1/1/38                       5,975,000
     5,980,000     Barclays Plc, 2.25%, dated 9/30/08, repurchase price of
                   $5,980,000 plus accrued interest on 10/1/08 collateralized by the following:
                      $7,317,646 Federal National Mortgage Association,
                        5.0%, 3/1/21 - 2/1/36
                      $888,612 Freddie Mac Giant, 5.0%, 8/1/36                         5,980,000
     5,980,000     Deutsche Bank, 2.25%, dated 9/30/08, repurchase price of
                   $5,980,000 plus accrued interest on 10/1/08 collateralized by the following:
                      $2,655,966 Freddie Mac Giant, 5.0 - 7.5%,
                        10/1/18 - 9/1/38
                      $104,310 Federal Home Loan Mortgage Corp.,
                        6.591%, 2/1/37
                      $320,705 Federal National Mortgage Association (ARM),
                        4.574 - 5.502%, 10/1/15 - 5/1/36
                      $5,645,856 Federal National Mortgage Association,
                        5.0 - 7.0%, 5/1/20 - 9/1/47                                    5,980,000
     5,975,000     JP Morgan Chase & Co., 1.70%, dated 9/30/08, repurchase
                   price of $5,975,000 plus accrued interest on 10/1/08
                   collateralized by
                      $6,787,563 Federal National Mortgage Association,
                        4.5 - 6.5%, 6/1/23 - 9/1/38                                    5,975,000
                                                                                 ---------------
                                                                                 $    29,885,000
------------------------------------------------------------------------------------------------
Shares
                   Securities Lending Collateral -- 9.2% (c)
                   Certificates of Deposit:
     3,524,508     Citibank, 2.73%, 10/30/08                                     $     3,524,508
     3,524,508     Abbey National Plc, 3.15%, 8/13/09                                  3,524,508
     3,526,177     Banco Santander NY, 3.09%, 12/22/08                                 3,526,177
     3,523,673     Bank of Nova Scotia, 3.18%, 5/5/09                                  3,523,673
     1,268,440     Bank of Scotland NY, 2.89%, 11/4/08                                 1,268,440
     5,628,404     Bank of Scotland NY, 3.03%, 6/5/09                                  5,628,404
     6,344,114     Barclays Bank, 3.18%, 5/27/09                                       6,344,114
     7,049,015     BNP Paribas NY, 2.72% 11/3/08                                       7,049,015
       703,952     Calyon NY, 2.69%, 1/16/09                                             703,952
       415,266     Calyon NY, 2.69%, 1/16/09                                             415,266
     6,344,114     DNB NOR Bank ASA NY, 2.9%, 6/8/09                                   6,344,114

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    21

Shares                                                             Value
                Certificates of Deposit -- (continued):
 6,456,898      Intesa SanPaolo S.p.A., 2.72%, 5/22/09             $   6,456,898
   407,767      NORDEA NY, 2.72%, 4/9/09                                 407,767
   338,122      NORDEA NY, 2.73%, 12/1/08                                338,122
 5,286,762      Royal Bank of Canada NY, 3.0%, 8/7/09                  5,286,762
 3,524,508      Bank of Scotland NY, 3.06%, 3/5/09                     3,524,508
 2,115,097      Bank of Scotland NY, 2.96%, 11/3/08                    2,115,095
   703,877      Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            703,877
 6,344,114      Svenska Bank NY, 2.7%, 7/8/09                          6,344,114
 2,114,705      Toronto Dominion Bank NY, 2.75%, 11/5/08               2,114,705
 3,524,508      Wachovia Corp., 2.79%, 10/30/08                        3,524,508
                                                                   -------------
                                                                   $  72,668,527
 -------------------------------------------------------------------------------
                Commercial Paper:
 6,922,133      American Honda Finance Corp., 2.92%, 7/14/09       $   6,922,133
 7,030,991      ANZ Bank, 2.64%, 11/5/08                               7,030,991
 7,049,015      Commonwealth Bank Australia, 3.02%, 7/16/09            7,049,015
   702,701      Dexdel, 2.7%, 11/10/08                                   702,701
 7,015,215      JP Morgan Chase & Co., 1.42%, 12/3/08                  7,015,215
   703,073      Met Life, Inc., 2.7%, 11/3/08                            703,073
 2,114,535      John Deere Capital Corp., 2.82%, 12/12/08              2,114,535
 7,049,015      HSBC USA, Inc., 3.2%, 8/14/09                          7,049,015
 7,049,015      Monumental Global Funding, Ltd., 3.2%, 8/17/09         7,049,015
 6,344,114      New York Life Global, 2.98%, 9/4/09                    6,344,114
   671,128      Bank Bovespa NY, 2.79%, 3/12/09                          671,128
 3,171,688      General Electric Capital Corp., 4.24%, 1/5/09          3,171,688
 3,523,671      General Electric Capital Corp., 2.82%, 3/16/09         3,523,671
 3,524,508      CME Group, Inc., 3.0%, 8/6/09                          3,524,508
 1,303,661      IBM, 3.18%, 2/13/09                                    1,303,661
 3,524,508      IBM, 3.18%, 6/26/09                                    3,524,508
 6,344,114      Met Life Global Funding, 3.19%, 6/12/09                6,344,114
 3,522,760      Macquarie Bank, Ltd., 2.55%, 10/8/08                   3,522,760
 3,522,760      Macquarie Bank, Ltd., 2.55%, 10/8/08                   3,522,760
 7,049,015      Societe Generale, 3.28%, 9/4/09                        7,049,015
 7,049,015      U.S. Bank, 2.912%, 8/24/09                             7,049,015
   704,553      Wachovia Corp., 2.85%, 10/28/08                          704,553
 5,991,663      Westpac Banking Corp., 3.74%, 6/1/09                   5,991,663
                                                                   -------------
                                                                   $ 101,882,851
 -------------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
14,098,031      ABN Amro, 1.85%, 10/1/08                           $  14,098,031
 7,891,373      Barclays Capital Markets, 2.11%, 10/1/08               7,891,373
 5,870,138      Deutsche Bank, 2.0%, 10/1/08                           5,870,138
                                                                   -------------
                                                                   $  27,859,542
 -------------------------------------------------------------------------------
                Other:
   781,224      ABS CFAT 2008-A A1, 3.005%, 4/27/09                $     781,224
                                                                   -------------
                Total Securities Lending Collateral                $ 203,192,144
 -------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Value Fund | Annual Report | 9/30/08

Shares                                                  Value
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $233,077,144)                         $  233,077,144
----------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 107.9%
            (Cost $2,513,812,996) (a)                   $2,390,358,643
----------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (7.9%)      $ (174,384,404)
----------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                  $2,215,974,239
----------------------------------------------------------------------

*    Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At September 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $2,517,407,272 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 116,589,704
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (243,638,333)
                                                                                   -------------
       Net unrealized loss                                                         $(127,048,629)
                                                                                   -------------

(b)  At September 30, 2008, the following securities were out on loan:

    Shares       Description                                          Value
      51,700     Abercrombie & Fitch Co.                              $2,039,565
      23,000     Alcoa, Inc.                                             519,340
     784,400     Bank of America Corp.                                27,454,000
   1,172,000     CBS Corp. (Class B)                                  17,087,760
      28,000     CME Group, Inc.                                      10,402,280
     234,000     El Paso Corp.                                         2,985,840
     270,000     Freeport-McMoRan Copper & Gold, Inc. (Class B)**     15,349,500
      15,700     Gap, Inc.                                               279,146
      10,000     Legg Mason, Inc.                                        380,600
     140,000     New York Community Bancorp, Inc.                      2,347,800
     175,000     Newmont Mining Corp.                                  6,783,000
     130,000     Nokia Corp. (A.D.R.)                                  2,424,500
     321,675     NRG Energy, Inc.*                                     7,961,456
       1,100     PNC Bank Corp.                                           82,170
     417,000     Sempra Energy                                        21,045,990
     320,000     SunTrust Banks, Inc.                                 14,396,800
      75,000     Teck Cominco (Class B)                                2,184,000
      29,300     Unum Group                                              735,430
      44,200     Wal-Mart Stores, Inc.                                 2,647,138
     738,000     The Walt Disney Co.                                  22,649,220
     715,000     Waste Management, Inc.*                              22,515,350

The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    23

  Shares       Description                          Value
   456,300     Weatherford International, Inc.*     $ 11,471,382
    50,000     Wells Fargo & Co.                       1,876,500
   381,900     Zions Bancorporation**                 14,779,530
----------------------------------------------------------------
               Total                                $210,398,297
----------------------------------------------------------------

**   Pending sale at 9/30/08.

(c)  Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2008 aggregated $2,740,285,326 and $3,270,840,962, respectively.


The accompanying notes are an integral part of these financial statements.

24    Pioneer Value Fund | Annual Report | 9/30/08

Statement of Assets and Liabilities | 9/30/08


ASSETS:
  Investment in securities, at value (including securities loaned of
   $210,398,297) (cost $2,513,812,996)                                   $2,390,358,643
  Cash                                                                        3,832,457
  Receivables --
   Investment securities sold                                                28,461,507
   Fund shares sold                                                             129,309
   Dividends, interest and foreign taxes withheld                             4,310,178
  Other                                                                       1,192,125
---------------------------------------------------------------------------------------
     Total assets                                                        $2,428,284,219
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $    5,220,386
   Fund shares repurchased                                                    3,217,000
   Upon return of securities loaned                                         203,192,144
  Due to affiliates                                                             387,282
  Accrued expenses                                                              293,168
---------------------------------------------------------------------------------------
     Total liabilities                                                   $  212,309,980
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $2,653,620,196
  Undistributed net investment income                                        19,126,106
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (333,317,710)
  Net unrealized loss on investments                                       (123,454,353)
---------------------------------------------------------------------------------------
     Total net assets                                                    $2,215,974,239
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,082,426,599/182,109,497 shares)                   $        11.44
  Class B (based on $13,518,127/1,291,120 shares)                        $        10.47
  Class C (based on $7,458,323/715,054 shares)                           $        10.43
  Class Y (based on $112,571,190/9,752,882 shares)                       $        11.54
MAXIMUM OFFERING PRICE:
  Class A ($11.44 [divided by] 94.25%)                                   $        12.14
---------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    25

Statement of Operations

For the Year Ended 9/30/08


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $144,502)       $  72,888,325
  Interest                                                        4,868,603
  Income from securities loaned, net                                821,725
--------------------------------------------------------------------------------------------------
     Total investment income                                                       $    78,578,653
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
   Basic Fee                                                  $  17,655,287
   Performance Adjustment                                        (3,776,033)
  Transfer agent fees and expenses
   Class A                                                        4,553,211
   Class B                                                          110,593
   Class C                                                           38,375
   Class Y                                                            2,678
  Distribution fees
   Class A                                                        6,771,036
   Class B                                                          211,119
   Class C                                                           97,902
  Administrative fees                                               662,633
  Custodian fees                                                     99,374
  Registration fees                                                  71,573
  Professional fees                                                 258,948
  Printing expense                                                   21,989
  Fees and expenses of nonaffiliated trustees                        86,641
  Miscellaneous                                                     448,487
--------------------------------------------------------------------------------------------------
     Total expenses                                                                $    27,313,813
     Less fees paid indirectly                                                             (94,412)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                  $    27,219,401
--------------------------------------------------------------------------------------------------
       Net investment income                                                       $    51,359,252
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $(318,668,552)
   Written options closed/expired                                   798,845
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   23,850        $  (317,845,857)
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                $(822,333,275)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  (14,994)       $  (822,348,269)
--------------------------------------------------------------------------------------------------
  Net loss on investments, options and foreign currency
   transactions                                                                    $(1,140,194,126)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                             $(1,088,834,874)
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26    Pioneer Value Fund | Annual Report | 9/30/08

Statements of Changes in Net Assets

For the Years Ended 9/30/08 and 9/30/07, respectively


                                                                   Year Ended          Year Ended
                                                                   9/30/08             9/30/07
FROM OPERATIONS:
Net investment income                                              $     51,359,252    $     71,375,830
Net realized gain (loss) on investments, redemptions in kind,
  options and foreign currency transactions                            (317,845,857)        459,589,158
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (822,348,269)        169,437,699
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ (1,088,834,874)   $    700,402,687
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.25 and $0.30 per share, respectively)               $    (50,294,291)   $    (65,887,777)
   Class B ($0.10 and $0.12 per share, respectively)                       (160,860)           (255,486)
   Class C ($0.13 and $0.13 per share, respectively)                        (97,670)            (77,440)
   Class Y ($0.30 and $0.37 per share, respectively)                     (3,580,443)         (6,699,766)
Net realized gain:
   Class A ($1.37 and $2.86 per share, respectively)                   (261,794,286)       (575,019,963)
   Class B ($1.37 and $2.86 per share, respectively)                     (2,352,305)         (5,835,262)
   Class C ($1.37 and $2.86 per share, respectively)                       (999,619)         (1,444,227)
   Investor Class ($0.00 and $2.86 per share, respectively)                      --         (18,158,124)
   Class R ($0.00 and $2.86 per share, respectively)                             --             (17,330)
   Class Y ($1.37 and $2.86 per share, respectively)                    (16,900,631)        (50,100,370)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $   (336,180,105)   $   (723,495,745)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $    107,788,885    $    215,579,676
Reinvestment of distributions                                           307,535,467         652,094,865
Cost of shares repurchased                                             (624,773,394)     (1,009,087,609)
Redemption in kind                                                               --        (337,791,016)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from fund share
     transactions                                                  $   (209,449,042)   $   (479,204,084)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                      $ (1,634,464,021)   $   (502,297,142)
NET ASSETS:
Beginning of year                                                     3,850,438,260       4,352,735,402
-------------------------------------------------------------------------------------------------------
End of year                                                        $  2,215,974,239    $  3,850,438,260
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     19,126,106    $     21,888,750
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                              Pioneer Value Fund | Annual Report | 9/30/08    27

                                           '08 Shares      '08 Amount             '07 Shares      '07 Amount
Class A
Shares sold                                  4,706,766     $  67,233,587            8,108,936     $ 141,919,949
Reinvestment of distributions               18,863,164       293,192,504           35,934,857       600,068,674
Conversion of Investors Class Shares
  to Class A Shares                                 --                --            7,261,950       122,145,998
Less shares repurchased                    (36,761,033)     (518,107,787)         (45,254,581)     (805,326,623)
Redemptions in Kind                                 --                --          (18,498,960)     (337,791,016)
---------------------------------------------------------------------------------------------------------------
   Net decrease                            (13,191,103)    $(157,681,696)         (12,447,798)    $(278,983,018)
---------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                    119,790     $   1,563,555              174,034     $   2,871,887
Reinvestment of distributions                  159,868         2,297,706              361,010         5,547,350
Less shares repurchased                       (789,625)      (10,137,455)            (872,578)      (14,236,202)
---------------------------------------------------------------------------------------------------------------
   Net decrease                               (509,967)    $  (6,276,194)            (337,534)    $  (5,816,965)
---------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                    204,198     $   2,638,167              348,047     $   5,613,238
Reinvestment of distributions                   50,044           715,039               88,811         1,362,885
Less shares repurchased                       (287,970)       (3,701,993)            (191,383)       (3,124,518)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                     (33,728)    $    (348,787)             245,475     $   3,851,605
---------------------------------------------------------------------------------------------------------------
Investor Class (a)
Shares sold                                         --                --                   23     $         384
Reinvestment of distributions                       --                --            1,000,967        16,646,079
Conversion of Investors Class Shares
  to Class A Shares                                 --                --           (7,254,000)     (122,145,998)
Less shares repurchased                             --                --             (217,458)       (3,941,403)
---------------------------------------------------------------------------------------------------------------
   Net decrease                                     --                --           (6,470,468)    $(109,440,938)
---------------------------------------------------------------------------------------------------------------
Class R (b)
Shares sold                                         --                --                  661     $      11,290
Reinvestment of distributions                       --                --                1,093            17,328
Less shares repurchased                             --                --               (7,588)         (123,431)
---------------------------------------------------------------------------------------------------------------
   Net decrease                                     --                --               (5,834)    $     (94,813)
---------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                  2,572,286     $  36,353,576            3,748,773     $  65,162,928
Reinvestment of distributions                  719,630        11,330,218            1,692,101        28,452,549
Less shares repurchased                     (6,480,001)      (92,826,159)         (10,387,401)     (182,335,432)
---------------------------------------------------------------------------------------------------------------
   Net decrease                             (3,188,085)    $ (45,142,365)          (4,946,527)    $ (88,719,955)
---------------------------------------------------------------------------------------------------------------

(a)  Investor Class shares converted to Class A shares on December 10, 2006.

(b)  Class R shares ceased operations on January 31, 2007.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Value Fund | Annual Report | 9/30/08

Financial Highlights

                                                                                        Year           Year
                                                                                        Ended          Ended
                                                                                        9/30/08        9/30/07
Class A
Net asset value, beginning of period                                                    $    18.28     $    18.55
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $     0.25     $     0.29
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                      (5.47)          2.60
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $    (5.22)    $     2.89
Distributions to shareowners:
 Net investment income                                                                       (0.25)         (0.30)
 Net realized gain                                                                           (1.37)         (2.86)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $    (6.84)    $    (0.27)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $    11.44     $    18.28
-----------------------------------------------------------------------------------------------------------------
Total return*                                                                               (30.75)%        17.49%
Ratio of net expenses to average net assets+                                                  0.94%          0.92%
Ratio of net investment income to average net assets+                                         1.73%          1.65%
Portfolio turnover rate                                                                         95%            34%
Net assets, end of period (in thousands)                                                $2,082,427     $3,569,146
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                 0.94%          0.92%
 Net investment income                                                                        1.73%          1.65%
-----------------------------------------------------------------------------------------------------------------


                                                                                       Year           Year           Year
                                                                                       Ended          Ended          Ended
                                                                                       9/30/06        9/30/05        9/30/04
Class A
Net asset value, beginning of period                                                   $    17.55     $    18.83     $    16.25
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                 $     0.28     $     0.14     $     0.14
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                      1.09           2.26           2.62
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                  $     1.37     $     2.40     $     2.76
Distributions to shareowners:
 Net investment income                                                                      (0.25)         (0.12)         (0.14)
 Net realized gain                                                                          (0.12)         (3.56)         (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $     1.00     $    (1.28)    $     2.58
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $    18.55     $    17.55     $    18.83
-------------------------------------------------------------------------------------------------------------------------------
Total return*                                                                                7.89%         13.81%         17.04%
Ratio of net expenses to average net assets+                                                 0.94%          0.98%          1.02%
Ratio of net investment income to average net assets+                                        1.44%          0.85%          0.72%
Portfolio turnover rate                                                                        86%            53%            40%
Net assets, end of period (in thousands)                                               $3,852,832     $3,997,849     $3,745,950
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                0.94%          0.97%          1.02%
 Net investment income                                                                       1.44%          0.86%          0.72%
-------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                Pioneer Value Fund | Annual Report | 9/30/08  29


                                                                                        Year         Year
                                                                                        Ended        Ended
                                                                                        9/30/08      9/30/07
Class B
Net asset value, beginning of period                                                    $   16.87    $  17.36
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $    0.11    $   0.10
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                     (5.04)       2.39
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $   (4.93)   $   2.49
Distributions to shareowners:
 Net investment income                                                                      (0.10)      (0.12)
 Net realized gain                                                                          (1.37)      (2.86)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (6.40)   $  (0.49)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   10.47    $  16.87
-------------------------------------------------------------------------------------------------------------
Total return*                                                                              (31.54)%     16.18%
Ratio of net expenses to average net assets+                                                 2.06%       2.05%
Ratio of net investment income (loss) to average net assets+                                 0.60%       0.53%
Portfolio turnover rate                                                                        95%         34%
Net assets, end of period (in thousands)                                                $  13,518    $ 30,378
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                2.04%       2.02%
 Net investment income (loss)                                                                0.62%       0.56%
-------------------------------------------------------------------------------------------------------------


                                                                                        Year        Year         Year
                                                                                        Ended       Ended        Ended
                                                                                        9/30/06     9/30/05      9/30/04
Class B
Net asset value, beginning of period                                                    $ 16.40     $ 17.87      $ 15.45
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $  0.10     $ (0.04)     $ (0.04)
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                    1.00        2.13         2.50
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $  1.10     $  2.09      $  2.46
Distributions to shareowners:
 Net investment income                                                                    (0.02)         --           --
 Net realized gain                                                                        (0.12)      (3.56)       (0.04)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  0.96     $ (1.47)     $  2.42
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 17.36     $ 16.40      $ 17.87
------------------------------------------------------------------------------------------------------------------------
Total return*                                                                              6.74%      12.66%       15.95%
Ratio of net expenses to average net assets+                                               2.03%       2.03%        1.89%
Ratio of net investment income (loss) to average net assets+                               0.32%      (0.21)%      (0.15)%
Portfolio turnover rate                                                                      86%         53%          40%
Net assets, end of period (in thousands)                                                $37,116     $51,164      $32,440
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                              2.03%       2.02%        1.89%
 Net investment income (loss)                                                              0.32%      (0.20)%      (0.15)%
------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30  Pioneer Value Fund | Annual Report | 9/30/08


                                                                                        Year          Year
                                                                                        Ended         Ended
                                                                                        9/30/08       9/30/07
Class C
Net asset value, beginning of period                                                    $   16.84    $  17.33
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                           $    0.10    $   0.07
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                     (5.01)       2.43
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $   (4.91)   $   2.50
Distributions to shareowners:
 Net investment income                                                                      (0.13)      (0.13)
 Net realized gain                                                                          (1.37)      (2.86)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   (6.41)   $  (0.49)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   10.43    $  16.84
-------------------------------------------------------------------------------------------------------------
Total return*                                                                              (31.49)%     16.31%
Ratio of net expenses to average net assets+                                                 1.92%       1.98%
Ratio of net investment income (loss) to average net assets+                                 0.76%       0.58%
Portfolio turnover rate                                                                        95%         34%
Net assets, end of period (in thousands)                                                $   7,458    $ 12,606
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                                1.91%       1.96%
 Net investment income (loss)                                                                0.77%       0.60%
-------------------------------------------------------------------------------------------------------------



                                                                                       Year         Year        Year
                                                                                       Ended        Ended       Ended
                                                                                       9/30/06      9/30/05     9/30/04
Class C
Net asset value, beginning of period                                                   $  16.39     $ 17.87     $ 15.49
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                          $   0.07     $ (0.04)    $ (0.09)
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                    1.02        2.12        2.51
-----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                  $   1.09     $  2.08     $  2.42
Distributions to shareowners:
 Net investment income                                                                    (0.03)         --          --
 Net realized gain                                                                        (0.12)      (3.56)      (0.04)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $   0.94     $ (1.48)    $  2.38
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  17.33     $ 16.39     $ 17.87
-----------------------------------------------------------------------------------------------------------------------
Total return*                                                                              6.68%      12.60%      15.66%
Ratio of net expenses to average net assets+                                               2.03%       2.08%       2.21%
Ratio of net investment income (loss) to average net assets+                               0.34%      (0.25)%     (0.47)%
Portfolio turnover rate                                                                      86%         53%         40%
Net assets, end of period (in thousands)                                               $  8,723     $ 8,926     $ 9,168
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                              2.03%       2.07%       2.20%
 Net investment income (loss)                                                              0.34%      (0.24)%     (0.46)%
-----------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                Pioneer Value Fund | Annual Report | 9/30/08  31


                                                                                        Year          Year
                                                                                        Ended         Ended
                                                                                        9/30/08       9/30/07
Class Y
Net asset value, beginning of period                                                    $  18.42      $  18.67
--------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.33      $   0.39
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                    (5.54)         2.59
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $  (5.21)     $   2.98
Distributions to shareowners:
 Net investment income                                                                     (0.30)        (0.37)
 Net realized gain                                                                         (1.37)        (2.86)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  (6.88)     $  (0.25)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  11.54      $  18.42
--------------------------------------------------------------------------------------------------------------
Total return*                                                                             (30.50)%       17.92%
Ratio of net expenses to average net assets+                                                0.53%         0.54%
Ratio of net investment income to average net assets+                                       2.12%         2.04%
Portfolio turnover rate                                                                       95%           34%
Net assets, end of period (in thousands)                                                $112,571      $238,308
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                               0.53%         0.54%
 Net investment income                                                                      2.12%         2.04%
--------------------------------------------------------------------------------------------------------------



                                                                                        Year         Year
                                                                                        Ended        Ended        8/11/04 (a)
                                                                                        9/30/06      9/30/05      to 9/30/04
Class Y
Net asset value, beginning of period                                                    $  17.59     $  18.84     $  18.16
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.33     $   0.12     $   0.02
 Net realized and unrealized gain (loss) on investments, written options and foreign
  currency transactions                                                                     1.11         2.37         0.66
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                   $   1.44     $   2.49     $   0.68
Distributions to shareowners:
 Net investment income                                                                     (0.24)       (0.18)          --
 Net realized gain                                                                         (0.12)       (3.56)          --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   1.08     $  (1.25)    $   0.68
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  18.67     $  17.59     $  18.84
---------------------------------------------------------------------------------------------------------------------------
Total return*                                                                               8.31%       14.40%        3.74%(b
Ratio of net expenses to average net assets+                                                0.55%        0.59%        0.61%**
Ratio of net investment income to average net assets+                                       1.84%        1.50%        1.37%**
Portfolio turnover rate                                                                       86%          53%          40%(b)
Net assets, end of period (in thousands)                                                $333,884     $311,272     $  1,872
Ratios with reduction for fees paid indirectly:
 Net expenses                                                                               0.55%        0.59%        0.61%**
 Net investment income                                                                      1.84%        1.51%        1.37%**
---------------------------------------------------------------------------------------------------------------------------

(a)  Class Y Shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(b)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32  Pioneer Value Fund | Annual Report | 9/30/08

Notes to Financial Statements | 9/30/08

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund), is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and capital growth.

The Fund currently offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. As planned, Investor Class shares converted to Class A shares on December 10, 2006. Class R shares were first publicly offered on April 1, 2003 and ceased operations on January 31, 2007. Class Y shares were first publicly offered on August 11, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                              Pioneer Value Fund | Annual Report | 9/30/08    33

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At September 30, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


34    Pioneer Value Fund | Annual Report | 9/30/08

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer approximately $329,723,434 of capital losses recognized between November 1, 2007 and September 30, 2008 to its fiscal year ending September 30, 2009.

     At September 30, 2008, the Fund has reclassified $11,368 to increase undistributed net investment income and $11,368 to increase accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:


                                                          2008              2007
     Distributions paid from:
     Ordinary income                              $125,423,328      $109,853,484
     Long-term capital gain                        210,756,777       613,642,261
     ---------------------------------------------------------------------------
       Total                                      $336,180,105      $723,495,745
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2008:


                                                                            2008
     Distributable earnings:
     Undistributed ordinary income                                 $  19,126,106
     Current year post October loss deferred                        (329,723,434)
     Unrealized depreciation                                        (127,048,629)
     ---------------------------------------------------------------------------
     Total                                                         $(437,645,957)
     ---------------------------------------------------------------------------

                              Pioneer Value Fund | Annual Report | 9/30/08    35

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

D.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2008, the Fund had no outstanding settlement or portfolio hedges.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $178,154 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.


36    Pioneer Value Fund | Annual Report | 9/30/08

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

I.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.


                              Pioneer Value Fund | Annual Report | 9/30/08    37

     Transactions in written call options for the year ended September 30, 2008 are summarized as follows:



                                                        Number of       Premiums
                                                        Contracts       Received
     Options outstanding at beginning of period               --      $       --
     Options opened                                       14,550       4,045,818
     Options exercised                                    (1,500)       (980,779)
     Options closed                                       (8,150)     (2,117,056)
     Options expired                                      (4,900)       (947,983)
     ---------------------------------------------------------------------------
     Options outstanding at end of period                     --      $       --
     ---------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee is subject to a performance adjustment (limited to a maximum of -0.10% applied to average assets during the measurement period) based on the Fund's investment performance as compared with the Russell 1000[RegTM] Value Index over a rolling 36-month period. In addition, the fee is further limited to a maximum annualized rate adjustment of up to 0.10% (a "ceiling") applied to average assets during the current month. For the year ended September 30, 2008, the aggregate performance adjustment resulted in a decrease to the basic fee of $3,776,033. For the year ended September 30, 2008, the effective management fee was equivalent to 0.47% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,675 in management fees, administrative costs and certain other services payable to PIM at September 30, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $353,502 in transfer agent fees payable to PIMSS at September 30, 2008.

4. Distribution Plan

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the


38    Pioneer Value Fund | Annual Report | 9/30/08
average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and Class C Plan the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,105 in distribution fees payable to PFD at September 30, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2008, CDSCs in the amount of $52,662 were paid to PFD.

5. Expense Offset Arrangements

Effective July 15, 2005, the Fund has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Fund where they provide services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. For the year ended September 30, 2008, expenses were not reduced under this agreement. In addition, the Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2008, the Fund's expenses were reduced by $94,412 under such arrangements.

6. Line of Credit

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2%, on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2008, the Fund had no borrowings under this agreement.


                              Pioneer Value Fund | Annual Report | 9/30/08    39

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


40    Pioneer Value Fund | Annual Report | 9/30/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Value Fund ("the Fund"), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


Boston, Massachusetts
November 17, 2008


                              Pioneer Value Fund | Annual Report | 9/30/08    41

ADDITIONAL INFORMATION (unaudited)

For the year ended September 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 54.00%.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 58.11%.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to July 17, 2008 with respect to proposal 3I, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:


                                                                                             Broker
                                  For                   Against           Abstain            Non-Votes
 Proposal 1 -- To elect Trustees
  John F. Cogan, Jr.              163,598,931.527       4,974,647.060     401,063.007        0.000
  Daniel K. Kingsbury             164,396,629.268       4,197,113.524     380,898.801        0.000
  David R. Bock                   164,270,974.008       4,303,828.298     399,839.287        0.000
  Mary K. Bush                    163,715,490.961       4,878,251.831     380,898.801        0.000
  Benjamin M. Friedman            164,243,829.991       4,330,972.315     399,839.287        0.000
  Margaret B.W. Graham            164,314,343.303       4,278,175.769     382,122.521        0.000
  Thomas J. Perna                 164,112,951.398       4,448,352.986     413,337.209        0.000
  Marguerite A. Piret             164,144,163.221       4,437,305.369     393,173.003        0.000
  John Winthrop                   163,599,511.327       4,938,491.156     436,639.110        0.000


                                                                                             Broker
                                  For                   Against           Abstain            Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust             110,835,729.023       7,192,072.638     3,960,673.932      46,986,166.000

42    Pioneer Value Fund | Annual Report | 9/30/08

                                                                                             Broker
                                  For                   Against           Abstain            Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                            110,749,185.825        7,062,200.805    4,177,088.963      46,986,166.000
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                     110,910,914.749        6,401,048.402    4,676,512.442      46,986,166.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending       110,605,653.182        7,225,341.927    4,157,480.484      46,986,166.000
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                111,603,362.549        6,247,614.426    4,137,498.618      46,986,166.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate   111,557,194.592        6,258,289.457    4,172,991.545      46,986,166.000
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                      111,193,467.625        6,803,646.577    3,991,361.392      46,986,166.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                    111,712,180.674        5,918,916.056    4,357,378.862      46,986,166.000
 Proposal 3H  --  To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification.                 112,121,571.961        5,783,788.825    4,083,114.807      46,986,166.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                      107,027,991.724       18,272,026.810    6,087,807.809      41,472,848.000


                                                                                             Broker
                                  For                   Against           Abstain            Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                         113,176,482.835       4,797,663.556     4,014,329.202      46,986,166.000


                              Pioneer Value Fund | Annual Report | 9/30/08    43

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


44    Pioneer Value Fund | Annual Report | 9/30/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered the recent changes in the Fund's portfolio management team and that performance appeared to be improving and concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense


                              Pioneer Value Fund | Annual Report | 9/30/08    45
ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its other clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those clients were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


46    Pioneer Value Fund | Annual Report | 9/30/08

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


                              Pioneer Value Fund | Annual Report | 9/30/08    47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


48    Pioneer Value Fund | Annual Report | 9/30/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1982.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                                Pioneer Value Fund | Annual Report | 9/30/08  49

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------


Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial advi-    Director of Marriott
                     sory firm)                                                           International, Inc., Director
                                                                                          of Discover Financial
                                                                                          Services (credit card issuer
                                                                                          and electronic payment
                                                                                          services); Director of Briggs
                                                                                          & Stratton Co. (engine
                                                                                          manufacturer); Director of
                                                                                          UAL Corporation (airline
                                                                                          holding company) Director
                                                                                          of Mantech International
                                                                                          Corporation (national secu-
                                                                                          rity, defense, and intelli-
                                                                                          gence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
------------------------------------------------------------------------------------------------------------------------


50  Pioneer Value Fund | Annual Report | 9/30/08

                            Position Held    Length of Service
Name and Age                with the Fund    and Term of Office
Benjamin M. Friedman (64)   Trustee          Trustee since May,
                                             2008. Serves until a
                                             successor trustee is
                                             elected or earlier retire-
                                             ment or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Trustee since 1990.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Trustee since 1982.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
--------------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
------------------------------------------------------------- --------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------- --------------------------------------------------------------------
Thomas J. Perna (57)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); private investor
                            (2004 - present); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------- --------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------- --------------------------------------------------------------------


                                Pioneer Value Fund | Annual Report | 9/30/08  51

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------


Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

52  Pioneer Value Fund | Annual Report | 9/30/08

                              Position Held              Length of Service
Name and Age                  with the Fund              and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board
-----------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since January 2007.
                                                         Serves at the discretion
                                                         of the Board
-----------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


                                Pioneer Value Fund | Annual Report | 9/30/08  53

                           This page for your notes.

54    Pioneer Value Fund | Annual Report | 9/30/08

                           This page for your notes.

                              Pioneer Value Fund | Annual Report | 9/30/08    55

                           This page for your notes.

56    Pioneer Value Fund | Annual Report | 9/30/08

                           This page for your notes.

                              Pioneer Value Fund | Annual Report | 9/30/08    57

                           This page for your notes.

58    Pioneer Value Fund | Annual Report | 9/30/08

                           This page for your notes.

                              Pioneer Value Fund | Annual Report | 9/30/08    59

                           This page for your notes.

60    Pioneer Value Fund | Annual Report | 9/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19438-02-1108

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $36,700 in 2008 and approximately $40,475 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
September 30, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September
30, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 28, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 28, 2008

* Print the name and title of each signing officer under his or her signature.